UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2004




                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




     REPUBLIC OF PANAMA              001-08430                 72-0593134
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)




  1450 Poydras Street, New Orleans, Louisiana                   70112-6050
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   (Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400
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                    _________________________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    _________________________________________


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Item 1.01  Entry into a Material Definitive Agreement.

On December 31, 2004, McDermott International, Inc. ("McDermott") terminated the McDermott International, Inc. Supplemental Executive Retirement Plan, Amended and Restated Effective December 1, 1999, (the "1999 SERP") and adopted the McDermott International, Inc. Supplemental Executive Retirement Plan, Effective January 1, 2005 (the "2005 SERP"). Termination of the Plan does not affect the rights of retired or disabled Participants (or their spouses) who are receiving benefits under the 1999 SERP as of December 31, 2004. Current retired and disabled participants of the 1999 SERP may, under terms established by McDermott, elect to receive a discounted lump sum distribution in lieu of any other entitlements they may have under the 1999 SERP.

The 1999 SERP provided company officers selected by the Compensation Committee of the Board of Directors of McDermott (the "Compensation Committee") an opportunity to receive defined benefits based generally upon the date of participation, retirement date and years of service. Any benefits provided under the 1999 SERP were to be paid for the life of the participant and then one-half to the participant's spouse for life, subject to certain conditions.

The 2005 SERP provides officers of McDermott and its subsidiaries and affiliates (the "Company") selected by the Compensation Committee an opportunity to participant in a defined contribution plan with benefits based upon the participant's notional account balance at the time of retirement or termination. The Compensation Committee will credit a participant's notional account with such amounts determined annually in the sole discretion of the Compensation Committee. McDermott, in its sole discretion, may terminate or amend the 2005 SERP, at any time, in any respect whatsoever; provided, however, that no such action may reduce amounts credited to vested notional accounts of participants, and such accounts will continue to be owed to the participants or beneficiaries and will continue to be a liability of McDermott.

No special or separate fund shall be established nor shall any other segregation of assets be made to assure that distributions will be made under the 2005 SERP. Therefore, any distributions payable under the 2005 SERP shall be made from the general assets of the Company and any participant or beneficiary shall be an unsecured general creditor of the Company.


Item 1.02  Termination of a Material Definitive Agreement.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

     (c)   Exhibits

           The following are filed as exhibits to this report:

           10.1 McDermott International, Inc. Supplemental Executive Retirement Plan (Amended and Restated Effective December 1, 1999).

           10.2 McDermott International, Inc. Supplemental Executive Retirement Plan (Effective January 1, 2005)




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                             McDERMOTT INTERNATIONAL, INC.






                                         By: /s/ Keith G. Robinson
                                             -----------------------------------
                                             Keith G. Robinson
                                             Corporate Controller




January 6, 2005




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